SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549




                                    FORM 8-K/A

                         AMENDMENT NO. 1 TO CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) January 31, 1995

                         PIONEER FINANCIAL SERVICES, INC.
                (Exact name of registrant as specified in charter)


          Delaware                     1-10522          36-2479273
  (State of other jurisdiction       (Commission       (IRS Employer
     of incorporation)               File Number)     Identification No.)



  1750 East Golf Road, Schaumburg, Illinois                   60173
  (Address of principal executive offices)                  (Zip Code)



  Registrant's telephone number, including area code (708) 995-0400





           (Former name or former address, if changed since last report)




























  Item 7.   Financial Statements and Exhibits.

       (a)  Financial statements of business acquired.

            The balance sheets of Connecticut National Life Insurance Company ("Connecticut") at December 31, 1993 and 1994, and the related statements of income and statements of stockholder's equity and statements of cash flows for the years ended December 31, 1993 and 1994, including the notes thereto, together with the related Accountants' Report, attached hereto as Exhibit 99(a), are hereby incorporated by reference.

       (b)  Pro forma financial information.

            The unaudited pro forma combined condensed balance sheet of Pioneer Financial Services, Inc. ("Pioneer") and Connecticut as of December 31, 1994, and the unaudited pro forma combined condensed income statement of Pioneer and Connecticut for the year ended December 31, 1994, attached hereto as
  Exhibit 99(b), are hereby incorporated by reference.

       (c)  Exhibits.

            Exhibit No.    Description of Document
            -----------    -----------------------

            2(a) Stock Purchase Agreement dated November 21, 1994 among the Registrant, United Life Holdings, Inc. and GRENEL Financial Corporation (together with a list briefly identifying the contents of all omitted exhibits, schedules and appendices thereto). The Registrant agrees to provide copies of such exhibits, schedules and appendices to the Commission upon request.

            23(a)          Consent of Deloitte & Touche LLP

            99(a) The balance sheets of Connecticut National Life Insurance Company ("Connecticut") at December 31, 1993 and 1994, and the related statements of income and statements of stockholder's equity and statements of cash flows for the years ended December 31, 1993 and 1994, including the notes thereto, together with the related Accountants' Report.

            99(b) The unaudited pro forma combined condensed balance sheet of Pioneer and Connecticut as of December 31, 1994, and the unaudited pro forma combined condensed income statement of Pioneer and Connecticut for the year ended December 31, 1994.
















                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIONEER FINANCIAL SERVICES, INC.

  Date:  April 15, 1995         By:  /s/ David I. Vickers
                                   David I. Vickers,
                                   Vice President, Treasurer and
                                   Chief Financial Officer





















































                                 INDEX TO EXHIBITS


  Exhibit No.                   Description of Document
  -----------                   -----------------------

  2(a) Stock Purchase Agreement dated November 21, 1994 among the Registrant, United Life Holdings, Inc. and GRENEL Financial Corporation (together with a list briefly identifying the contents of all omitted exhibits, schedules and appendices thereto) is incorporated herein by reference to Exhibit 2(a) to the Registrant's Form 8-K dated January 31, 1995, of which this Amendment No. 1 on Form 8-K/A forms a part. The Registrant agrees to provide copies of such exhibits, schedules and appendices to the Commission upon request.

  23(a)     Consent of Deloitte & Touche LLP.

  99(a) The balance sheets of Connecticut National Life Insurance Company ("Connecticut") at December 31, 1993 and 1994, and the related statements of income and statements of stockholder's equity and statements of cash flows for the years ended December 31, 1993 and 1994, including the notes thereto, together with the related Accountants' Report.

  99(b) The unaudited pro forma combined condensed balance sheet of Pioneer Financial Services, Inc. ("Pioneer") and Connecticut as of
            December 31, 1994, and the unaudited pro forma combined condensed income statement of Pioneer and Connecticut for the year ended December 31, 1994.